Exhibit 99.1
Cardlytics Announces First Quarter 2021 Financial Results
Atlanta, GA – May 4, 2021 – Cardlytics, Inc. (NASDAQ: CDLX), an advertising platform in banks' digital channels, today announced financial results for the first quarter ended March 31, 2021. Supplemental information is available on the Investor Relations section of the Cardlytics' website at http://ir.cardlytics.com/.
“We had a strong start to the year with Q1 billings and revenue exceeding our expectations. Our results reflect a continued positive trajectory in our business,” said Lynne Laube, CEO & Co-Founder of Cardlytics. “The Dosh acquisition is already proving out our acquisition thesis and we believe the upcoming Bridg acquisition has the potential to be transformational given its technology and unique position in the CDP market."
“We are extremely pleased with our results in Q1, which marked our return to year-over-year growth,” said Andy Christiansen, CFO of Cardlytics. “Our legacy business is strong and has a lot of momentum, and the acquisitions of Dosh and Bridg will not only sustain that momentum for years to come, but will also open up new avenues for future growth.”
First Quarter 2021 Financial Results
•Revenue was $53.2 million, an increase of 17% year-over-year, compared to $45.5 million in the first quarter of 2020.
•Billings, a non-GAAP metric, was $76.3 million, an increase of 13% year-over-year, compared to $67.8 million in the first quarter of 2020.
•Gross profit was $19.5 million, an increase of 22% year-over-year, compared to $16.0 million in the first quarter of 2020.
•Adjusted contribution, a non-GAAP metric, was $24.3 million, an increase of 19% year-over-year, compared to $20.4 million in the first quarter of 2020.
•Net loss attributable to common stockholders was $(24.9) million, or $(0.85) per diluted share, based on 29.3 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(13.5) million, or $(0.51) per diluted share, based on 26.7 million weighted-average common shares outstanding in the first quarter of 2020.
•Non-GAAP net loss was $(9.9) million, or $(0.34) per diluted share, based on 29.3 million weighted-average common shares outstanding, compared to a non-GAAP net loss of $(7.0) million, or $(0.26) per diluted share, based on 26.7 million weighted-average common shares outstanding in the first quarter of 2020.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(3.9) million compared to a loss of $(4.0) million in the first quarter of 2020.
Key Metrics
•MAUs were 168.6 million, an increase of 20%, compared to 140.8 million in the first quarter of 2020.
•ARPU was $0.32 in the first quarter of both 2020 and 2021.
Definitions of MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
Second Quarter and Full Year 2021 Financial Expectations
Cardlytics anticipates billings, revenue, and adjusted contribution to be in the following ranges (in millions):

	Q2 2021 Guidance	FY 2021 Guidance
Billings(1)	$85.0 - $95.0	$380.0 - $420.0
Revenue	$58.0 - $65.0	$260.0 - $285.0
Adjusted contribution(2)	$26.0 - $30.0	$117.5 - $132.5
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its first quarter 2021 financial results during a teleconference today, May 4, 2021, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (877) 407-3982 (domestic) or (201) 493-6780 (international), conference ID# 13719188. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on May 11, 2021 at (844) 512-2921 (domestic) or (412) 317-6671 (international). The replay passcode is 13719188. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, San Francisco, Austin and Visakhapatnam. In March 2021, Cardlytics acquired Dosh, a transaction-based advertising platform, and has entered into a definitive agreement to acquire Bridg, a customer data platform. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the second quarter and full year of 2021, future growth, potential benefits of the acquisition of Dosh, potential benefits of the planned acquisition of Bridg, and achievement of long-range goals. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to closing the acquisition of Bridg and the integration of Dosh and Bridg with our company; risks related to our substantial dependence on our Cardlytics Direct product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America") and a limited number of other financial institution (“FI”) partners; the timing of the phased launch of the Cardlytics platform by U.S. Bank; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 4, 2021 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”) and average revenue per user (“ARPU”).

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.
We have presented billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and Partner Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring costs, and acquisition and integration costs. We define adjusted Partner Share and other third-party costs as our Partner Share and other third-party costs excluding non-cash equity expense and amortization of deferred implementation costs. We define non-GAAP net loss income as our net loss before stock-based compensation expense; foreign currency gain (loss); acquisition and integration costs; amortization of acquired intangibles; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net loss in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, basic and diluted, which includes our GAAP weighted-average common shares outstanding, basic and diluted, and our weighted-average preferred shares outstanding, assuming conversion.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands)

	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$613,548	$293,239
Restricted cash	111	110
Accounts receivable, net	75,334	81,249
Other receivables	5,911	5,306
Prepaid expenses and other assets	7,669	5,687
Total current assets	702,573	385,591
Long-term assets:
Property and equipment, net	14,118	13,865
Right-of-use assets under operating leases, net	10,810	10,764
Intangible assets, net	78,981	447
Goodwill	203,181	—
Capitalized software development costs, net	7,788	6,299
Deferred implementation costs, net	2,903	3,785
Other long-term assets, net	2,681	1,786
Total assets	$1,023,035	$422,537
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,249	$1,363
Accrued liabilities:
Accrued compensation	8,334	7,582
Accrued expenses	8,714	5,502
Partner Share liability	30,708	37,457
Consumer Incentive liability	35,318	24,290
Deferred revenue	259	349
Current operating lease liabilities	5,448	4,718
Current finance lease liabilities	7	13
Total current liabilities	92,037	81,274
Long-term liabilities:
Convertible senior notes, net	176,540	174,011
Long-term operating lease liabilities	8,887	9,381
Other long-term liabilities	679	679
Total liabilities	278,143	265,345
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 27,861 and 31,770 shares issued and outstanding as of December 31, 2020 and March 31, 2021, respectively.	8	8
Additional paid-in capital	1,164,320	551,429
Accumulated other comprehensive income	(488)	(192)
Accumulated deficit	(418,948)	(394,053)
Total stockholders’ equity	744,892	157,192
Total liabilities and stockholders’ equity	$1,023,035	$422,537

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Revenue	$53,230	$45,509
Costs and expenses:
Partner Share and other third-party costs	29,771	26,138
Delivery costs	3,938	3,406
Sales and marketing expense	13,202	10,968
Research and development expense	6,218	3,851
General and administration expense	12,175	10,744
Acquisition and integration costs	7,030	—
Depreciation and amortization expense	3,065	2,331
Total costs and expenses	75,399	57,438
Operating loss	(22,169)	(11,929)
Other income (expense):
Interest (expense) income, net	(3,045)	284
Foreign currency gain (loss)	319	(1,886)
Total other expense	(2,726)	(1,602)
Loss before income taxes	(24,895)	(13,531)
Income tax benefit	—	—
Net loss	(24,895)	(13,531)
Net loss attributable to common stockholders	$(24,895)	$(13,531)
Net loss per share attributable to common stockholders, basic and diluted	$(0.85)	$(0.51)
Weighted-average common shares outstanding, basic and diluted	29,313	26,725

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Delivery costs	$309	$175
Sales and marketing expense	2,432	1,269
Research and development expense	1,514	603
General and administrative expense	2,993	2,078
Total stock-based compensation expense	$7,248	$4,125

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Operating activities
Net loss	$(24,895)	$(13,531)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	1,004	1,477
Depreciation and amortization	3,065	2,349
Amortization of financing costs charged to interest expense	219	24
Accretion of debt discount and non-cash interest expense	2,321	—
Amortization of right-of-use assets	1,073	879
Stock-based compensation expense	7,248	4,125
Other non-cash expense, net	(141)	1,905
Amortization of deferred implementation costs	882	1,008
Change in operating assets and liabilities:
Accounts receivable	7,867	22,149
Prepaid expenses and other assets	(1,845)	(509)
Accounts payable	495	252
Other accrued expenses	996	(6,988)
Partner Share liability	(6,749)	(10,908)
Consumer Incentive liability	(4,072)	(5,638)
Net cash used in operating activities	(12,532)	(3,406)
Investing activities
Acquisition of property and equipment	(1,377)	(492)
Acquisition of patents	(28)	(23)
Capitalized software development costs	(1,923)	(922)
Business acquisition, net of cash acquired	(148,634)	—
Net cash used in investing activities	(151,962)	(1,437)
Financing activities
Principal payments of debt	(6)	(6)
Proceeds from issuance of common stock	484,713	3,145
Debt issuance costs	(42)	—
Net cash received from financing activities	484,665	3,139
Effect of exchange rates on cash, cash equivalents and restricted cash	139	(588)
Net increase in cash, cash equivalents and restricted cash	320,310	(2,292)
Cash, cash equivalents, and restricted cash — Beginning of period	293,349	104,587
Cash, cash equivalents, and restricted cash — End of period	$613,659	$102,295

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended March 31,		Change
	2021	2020	$	%
Billings(1)	$76,317	$67,776	$8,541	13%
Consumer Incentives	23,087	22,267	820	4
Revenue	53,230	45,509	7,721	17
Adjusted Partner Share and other third-party costs(1)	28,889	25,130	3,759	15
Adjusted contribution(1)	24,341	20,379	3,962	19
Delivery costs	3,938	3,406	532	16
Deferred implementation costs	882	1,008	(126)	(13)
Gross profit	$19,521	$15,965	$3,556	22%
(1)Billings, adjusted Partner Share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings" and "Reconciliation of GAAP Gross Profit to Adjusted Contribution."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Revenue	$53,230	$45,509
Plus:
Consumer Incentives	23,087	22,267
Billings	$76,317	$67,776

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Revenue	$53,230	$45,509
Minus:
Partner Share and other third-party costs	29,771	26,138
Delivery costs(1)	3,938	3,406
Gross profit	19,521	15,965
Plus:
Delivery costs(1)	3,938	3,406
Deferred implementation costs(2)	882	1,008
Adjusted contribution	$24,341	$20,379
(1)Stock-based compensation expense recognized in delivery costs totaled $0.3 million and $0.2 million for the three months ended March 31, 2021 and 2020, respectively.
(2)Deferred implementation costs are excluded from adjusted Partner Share and other third party costs as shown below (in thousands):

	Three Months Ended March 31,
	2021	2020
Partner Share and other third-party costs	$29,771	$26,138
Minus:
Deferred implementation costs	882	1,008
Adjusted Partner Share and other third-party costs	$28,889	$25,130

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Net loss	$(24,895)	$(13,531)
Plus:
Income tax benefit	—	—
Interest expense, net	3,045	(284)
Depreciation and amortization expense	3,065	2,331
Stock-based compensation expense	7,248	4,126
Foreign currency (gain) loss	(319)	1,886
Deferred implementation costs	882	1,008
Restructuring costs	—	482
Acquisition and integration costs	7,030	—
Adjusted EBITDA	$(3,944)	$(3,982)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Net loss	$(24,895)	$(13,531)
Plus:
Stock-based compensation expense	7,248	4,125
Foreign currency (gain) loss	(319)	1,886
Acquisition and integration costs	7,030	—
Amortization of acquired intangibles	989	—
Restructuring costs	—	482
Non-GAAP net loss	$(9,947)	$(7,038)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, diluted	29,313	26,725
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.34)	$(0.26)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Q2 2021 Guidance	FY 2021 Guidance
Revenue	$58.0 - $65.0	$260.0 - $285.0
Plus:
Consumer Incentives	$27.0 - $30.0	$120.0 - $135.0
Billings	$85.0 - $95.0	$380.0 - $420.0

Contacts:

Public Relations:
ICR
cardlyticspr@icrinc.com

Investor Relations:
William Maina
ICR, Inc.
(646) 277-1236
ir@cardlytics.com